UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

XOMA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 18, 2017.

XOMA CORPORATION	Meeting Information Meeting Type: Annual Meeting
For holders as of: March 23, 2017
Date: May 18, 2017 Time: 9:00 AM PDT
	Location:	Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/XOMA2017.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/XOMA2017 and be sure to have the information that is printed in the box marked by the arrow          (located on the following page).

XOMA CORPORATION ATTN: THOMAS BURNS 2910 SEVENTH STREET BERKELEY, CA 94710

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—— Before You Vote —— How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2017 to facilitate timely delivery.

—— How To Vote —— Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow         (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/XOMA2017. Have the information that is printed in the box marked by the arrow         (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	To elect directors, as recommended for nomination by the XOMA Nominating and Corporate Governance Committee;

Nominees:

	01) James R. Neal	04) Jack L. Wyszomierski
	02) W. Denman Van Ness	05) Matthew D. Perry
03) Joseph M. Limber

The Board of Directors recommends you vote FOR the following proposals:

2.	To amend the XOMA Corporation Amended and Restated 2010 Long Term Incentive and Stock Award Plan (“2010 Plan”) to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the 2010 Plan;

3.	To amend the 2015 Employee Stock Purchase Plan of XOMA (“ESPP”) to increase the number of shares of common stock which may be issued under the ESPP;

4.	To ratify the selection by the Audit Committee of the Board of Ernst & Young LLP as the independent registered public accounting firm of XOMA for its fiscal year ending December 31, 2017;

5.	To conduct an advisory vote on the compensation of XOMA’s named executive officers;

The Board of Directors recommends you vote 3 years on the following proposal:

6.	To approve, on a non-binding advisory basis, the frequency of holding future advisory votes on executive compensation;

7.	To transact such other business as may properly come before the annual meeting or any adjournment.